UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08002


                            KOREA EQUITY FUND, INC.

          2 World Financial Center, Building B, New York, N.Y. 10281

                      Nomura Asset Management U.S.A. Inc.
          2 World Financial Center, Building B, New York, N.Y. 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:     October 31, 2005

Date of reporting period:    April 30, 2005

ITEM 1. REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------



                                                    KOREA EQUITY FUND, INC

                                                                                                                June 23, 2005

To Our Shareholders:

     We are pleased to present the Semi-Annual Report of         South Korean Economy
Korea Equity Fund, Inc. (the "Fund") for the six months
ended April 30, 2005.                                                 South Korea's GDP grew 0.4% in the first quarter of
                                                                 2005 or 2.7% year-on-year. This weakness was led mainly by a
     The Net Asset Value per share ("NAV") of the Fund on        slowdown in exports, which were hurt by the strength of the
April 30, 2005 was $7.02, representing an increase of 21.0%      Won over the past six months. The slowdown in exports was
during the six months ended April 30, 2005. The closing          also exaggerated by the price slippage in Internet
market price of the Fund on the New York Stock Exchange was      Technology ("IT") products (like DRAM) and the clearance of
$6.52, representing an increase of 22.1% over the same           inventories in the distribution chain. On the other hand,
period. On April 30, 2005, the discount to the NAV was 7.1%.     domestic demand is showing increasing signs of a recovery.
The Fund's net assets amounted to $59,005,745 on April 30,       Private consumption grew 0.7% in the first quarter of 2005
2005.                                                            while retail sales slowly increased, growing 6.1%
                                                                 year-on-year in March. The consumer confidence index also
     During the six months period ended April 30, 2005, the      displayed a more promising outlook with March and April
Korea Composite Stock Price Index ("KOSPI") increased from       showing figures above 100 (more optimists than pessimists).
834.90 to 965.68 or 15.7%, in local currency terms.              However, a strong recovery is not expected with unemployment
Including the South Korean Won ("Won") appreciation of           still hovering around the 3% to 3.5% level. The monetary
10.3%, this represents a total increase of 27.6% in United       environment remains expansionary with the Bank of Korea
States ("U.S.") dollar terms. For the quarter ended April        leaving domestic interest rates unchanged since November
30, 2005, the KOSPI increased in local currency and U.S.         last year despite the continual increase in the U.S. Federal
dollar terms by 3.5% and 4.8%, respectively. For the quarter     fund rates.
ended April 30, 2005, the NAV of the Fund decreased by 0.1%.
The Fund underperformed the KOSPI, in U.S. dollar terms, by           On the political front, tensions have been growing
4.9%.                                                            after North Korea announced that it




had nuclear weapons in February. Furthermore, North Korea        experiencing significant outperformance. This may be because
refused to attend the fourth round of six-country talks,         the strong gains in the South Korean stock markets were
reducing the likelihood that it would abandon its nuclear        partly due to the strong liquidity flows. With the weakness
program. Domestically, the government of President Roh has       in the U.S. dollar, foreign investors (of which hedge funds
continued to be unfriendly towards business. Although the        make a substantial portion) are looking to the Asian markets
government did front load its fiscal spending in the first       for better returns. The South Korean stock market, being one
quarter of the year, it still has yet to pump prime the          of the more liquid and accessible markets in Asia, benefited
domestic economy. This is despite a strong fiscal position       from this inflow of funds. Moreover, with the South Korean
(South Korea reported a fiscal surplus of 0.7% of GDP in         government's easy monetary policy, domestic deposit rates
FY04) and foreign reserves reaching a record high of $206        are very near the level of inflation rates, resulting in
billion. Debt to GDP also stands at 269 trillion Korean Won      domestic investors moving their funds to the equity markets
as at the end of 2004, which is equivalent to 34.6% of GDP.      in search of higher returns.
In contrast, the OECD countries have an aggregate debt to
GDP ratio of 76.8%.                                                   As a result, although the market has posted gains
                                                                 across the board in the past six months, the more recent
South Korean Stock Market                                        trend seems to be moving away from export companies, which are vulnerable to currency swings, and towards domestic
     After the correction in the second and third quarters       oriented and high dividend paying stocks.
of 2004 due to worries about the Chinese government's
implementation of anti-speculative measures, the South           Portfolio Management Activity
Korean stock market rose strongly in the fourth quarter in
line with the regional markets. However, in the first                 The Fund has been gradually reducing the exposure to
quarter of 2005, the KOSPI index failed to stay above the        export-oriented sectors. In particular, the Fund disposed of
1,000 resistance level and soon corrected to close at 911.30     its holdings in smaller but more aggressive technology
by the end of April. The South Korean stock market has been      stocks like Amotech Co., Ltd. and Interflex Co., Ltd. and
one of the best performing markets in Asia in the past six       shifted the weight to stocks like LG Electronics. The Fund
months, helped by the strong appreciation of the Won.            likes the strong fundamentals of LG Electronics, whose brand name is gaining recognition in overseas markets. Valuations
     The gains for the past six months were across the board     have also become attractive due to the recent correction
with no particular sector                                        caused by the strong Won. The Fund has




also been increasing its exposure to domestic oriented           One example is the confidence investors have shown in the
stocks. However, the number of domestic oriented stocks is       U.S. Federal Reserve. Despite the higher Federal funds rates
relatively small and the broker coverage is less                 over the past year, the U.S. stock and even bond market have
comprehensive. As a result, the increase in exposure is          been resilient. In the case of the South Korean stock
spread over a larger number of stocks.                           market, the Asian crisis in 1997 has resulted in the South
                                                                 Korean government being more prudent in managing the
     The Fund also reduced its exposure to the                   economy. This has resulted in a strong fiscal position that
telecommunications sector. The growth outlook of the sector      will give the government more flexibility if the economy
has gradually deteriorated with subscriber penetration rates     takes a turn for the worse.
peaking while the players have so far failed to generate
sufficient interest in data services. Another concern is the          The Fund remains positive on the South Korean stock
impact of regulations, which have so far been negative for       market, which presents some of the best market fundamentals
these companies.                                                 in Asia. Brands of the major Korean companies are not only global in nature; these brands are becoming ever more
Investment Strategy                                              popular. Examples include Samsung's mobile phones and
                                                                 Hyundai automobiles, which are more apparent to the public.
     In the short term, after a period of consolidation, the     Others, not so apparent but equally important, include the
Fund believes the Won faces upward pressure due to the           shipbuilders and construction companies which are gaining
strong fundamentals of the South Korean economy compared         market share in the global arena. Furthermore, there have
with the U.S. As a result, there should be some margin           been significant improvements in the management quality of
pressure on the exporters. As a result, the Fund's exposure      companies, far from the sales and market share orientation
is leaning more towards domestic oriented stocks.                in the past. These improvements have allowed the South
                                                                 Korean stock market to be one of the best performing markets
     However, unlike the situation experienced over the past     in Asia. Fortunately, the valuation of the South Korean
five to eight years, the Korean stock market is likely to        stock market is still trading at a discount compared to the
experience less volatility going forward. On the global          other markets in the region. This means that there should
economy, although the outlook is that of a slower growth         still be ample opportunity for the Fund to benefit from the
rate in 2005, economic growth is nevertheless expected to be     continual re-rating of this market.
healthy. In particular, the Fund is seeing governments
around the world exercising more confidence in making                 The Fund believes there are still many
difficult policy decisions.




companies whose fundamentals are comparable to those in the           We appreciate your continuing support of your Fund.
region but are still trading at much lower valuations. The
Fund seeks stocks that have the potential for re-rating. One                              Sincerely,
example would be the focus on high dividend paying stocks,
which were almost unheard of three to five years ago, given
the emphasis of company management on expanding sales and
market share.                                                                            Yasushi Suzuki
                                                                                           President



----------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT DIRECTOR

     The Fund's Board of Directors determined that current Fund Director, Mr. John F. Wallace, now qualifies as a
"non-interested" person under the Investment Company Act of 1940. On November 18, 2004, based on the recommendation of the
Fund's Nominating Committee, the Board of Directors, including all of the Independent Directors, determined that Mr. Wallace qualifies as an Independent Director of the Fund.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                      AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Website at
http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                               SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve, Inc. at (800)
426-5523 for information concerning their accounts.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                       INTERNET WEBSITE

     Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet Website.
----------------------------------------------------------------------------------------------------------------------------


                                                    KOREA EQUITY FUND, INC.
                                               FUND HIGHLIGHTS--APRIL 30, 2005
                                                         (Unaudited)

KEY STATISTICS:
   Net Assets ..............................................................................       $59,005,745
   Net Asset Value per Share ...............................................................             $7.02
   Closing NYSE Market Price ...............................................................             $6.52
   Percentage Increase in Net Asset Value per Share* .......................................             21.0%
   Percentage Increase in NYSE Market Price* ...............................................             22.1%

MARKET INDEX:
                                                                                                         SOUTH
                                                                                                       KOREAN WON         U.S.$
                                                                                                       ----------         -----
   Percentage increase in Korea Composite Stock Price Index* ...............................             15.7%            27.6%
   *From November 1, 2004 through April 30, 2005

ASSET ALLOCATION:
   Korean Equity Securities ................................................................             97.4%
   Other Assets Less Liabilities, Net ......................................................              2.6%
   Net Assets ..............................................................................            100.0%


INDUSTRY DIVERSIFICATION:
                                                        % of                                                       % of
                                                     Net Assets                                                  Net Assets
                                                     ----------                                                  ----------
Consumer Electronics ...........................       21.7            Oil and Gas ...........................       4.5
Banking and Financial Services .................       15.4            Retail ................................       4.1
Automotive Equipment and Parts .................       15.3            Electrical Machinery ..................       2.6
Miscellaneous Manufacturing ....................        9.2            Telecommunications ....................       2.2
Food and Beverages .............................        8.7            Utilities .............................       1.1
Iron and Steel .................................        6.9            Chemicals and Pharmaceuticals .........       0.8
Services .......................................        4.9

                                        TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                                                                      Market         % of
Issuer                                                                                                 Value      Net Assets
------                                                                                             -----------    ----------
Samsung Electronics Co., Ltd. ..............................................................       $10,512,662       17.8
Hyundai Motor Co., Ltd. ....................................................................         5,337,830        9.1
POSCO ......................................................................................         4,059,498        6.9
Shinhan Financial Group Co., Ltd. ..........................................................         3,370,148        5.7
Hana Bank ..................................................................................         2,690,994        4.6
Nhong Shim Co., Ltd. .......................................................................         2,607,076        4.4
KT&G Corp ..................................................................................         2,200,251        3.8
Shinsegae Co., Ltd. ........................................................................         2,124,040        3.6
Hyundai Mobis ..............................................................................         2,066,568        3.5
Orion Corp. ................................................................................         2,011,233        3.4


                                                   KOREA EQUITY FUND, INC.
                                                   SCHEDULE OF INVESTMENTS
                                                        April 30, 2005
                                                         (Unaudited)

                                                                                                            % of
                                                                                                Market       Net
                                                                 Shares           Cost          Value       Assets
                                                                 ------         ---------     ----------    ------
KOREAN EQUITY SECURITIES
Automotive Equipment and Parts
Hyundai Mobis .............................................       31,750         $909,058     $2,066,568      3.5
  Automotive service components
Hyundai Motor, Co., Ltd. ..................................       56,500        1,640,886      3,054,207      5.2
Hyundai Motor, Co., Ltd. PFD ..............................       66,000          811,219      2,283,623      3.9
  Passenger cars, trucks, autoparts and commercial vehicles
Kia Motors ................................................      128,500        1,176,589      1,591,591      2.7
  Automobiles and autoparts                                                     ---------     ----------    ------
Total Automotive Equipment and Parts ......................                     4,537,752      8,995,989     15.3
Banking and Financial Services                                                  ---------     ----------    ------
Daishin Securities Co., Ltd. ..............................       37,200          499,384        443,968      0.7
  Securities trading, brokerage, and underwriting
Hana Bank .................................................      106,900        2,124,094      2,690,994      4.6
  Commercial bank
Industrial Bank of Korea ..................................       40,000          298,938        345,000      0.6
  Commercial bank
Kookmin Bank ..............................................       42,408        1,719,234      1,786,316      3.0
  Commercial bank
Shinhan Financial Group Co., Ltd. .........................      130,500        2,126,296      3,370,148      5.7
  Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd. ..........................       50,000          431,248        456,825      0.8
                                                                                ---------     ----------    ------
  Diversified financal services
Total Banking and Financial Services                                            7,199,194      9,093,251     15.4
                                                                                ---------     ----------    ------
Chemicals and Pharmaceuticals
Honam Petrochemical Corporation ...........................       10,650          391,981        475,837      0.8
  Petrochemicals                                                                ---------     ----------    ------

Consumer Electronics
LGElectronics Inc. ........................................
  Digital display equipment                                       29,400        1,544,851      1,960,786      3.3
LGPhilips LCD Co., Ltd. ...................................
  Digital display equipment                                        7,000          311,580        324,341      0.6
Samsung Electronics Co., Ltd. .............................
Samsung Electronics Co., Ltd. PFD .........................       18,958        4,306,844      8,593,938     14.6
  Consumer electronics, computers and telecommunications           6,420        1,308,514      1,918,724      3.2
                                                                                ---------     ----------    ------
Total Consumer Electronics                                                      7,471,789     12,797,789     21.7
                                                                                ---------     ----------    ------

                                                               See notes to financial statements.


                                                   KOREA EQUITY FUND, INC.
                                            SCHEDULE OF INVESTMENTS -- (continued)
                                                        April 30, 2005
                                                         (Unaudited)


                                                                                                            % of
                                                                                              Market         Net
                                                                 Shares             Cost      Value         Assets
                                                                 ------         ---------     ----------    ------
Electrical Machinery
Samsung Corporation .......................................       32,000         $455,609       $405,977      0.7
  Import/export
Samsung SDI Co., Ltd. .....................................       11,520        1,264,922      1,125,311      1.9
  Cathode ray tubes for televisions and computer monitors                       ---------     ----------    ------
Total Electrical Machinery ................................                     1,720,531      1,531,288      2.6
                                                                                ---------     ----------    ------
Food and Beverages
Binggrae Co., Ltd. ........................................       13,830          306,861        540,939      0.9
  Diary products
Nhong Shim Co., Ltd. ......................................        8,523          621,198      2,607,076      4.4
  Instant noodles
Orion Corp. ...............................................       14,800          968,822      2,011,233      3.4
  Snacks distributor                                                            ---------     ----------    ------
Total Food and Beverages ..................................                     1,896,881      5,159,248      8.7
                                                                                ---------     ----------    ------

Iron and Steel
POSCO .....................................................       22,550        2,444,024      4,059,498      6.9
  Hot and cold rolled steel products                                            ---------     ----------    ------

Miscellaneous Manufacturing
Daewoo Shipbuilding & Marine Engineering Co., Ltd. ........       99,000        1,688,236      1,767,325      3.0
  Shipbuilding
Hankook Tire Co., Ltd. ....................................      147,000          864,406      1,489,018      2.5
  Radial tires, batteries and aluminum alloy wheels
KT&GCorp. .................................................       21,500          540,456        776,251      1.3
KT&GCorp. - 144A GDR ......................................       80,000          933,845      1,424,000      2.4
  Cigarettes and other tobacco products                                         ---------     ----------    ------
Total Miscellaneous Manufacturing .........................                     4,026,943      5,456,594      9.2
                                                                                ---------     ----------    ------

Oil and Gas
SK Corporation ............................................       19,420        1,114,277      1,080,945      1.8
  Refine, market, and distribute oil
S-Oil Corporation .........................................       23,000        1,116,343      1,596,229      2.7
  Petroleum and related products                                                ---------     ----------    ------

Total Oil and Gas .........................................                     2,230,620      2,677,174      4.5
                                                                                ---------     ----------    ------

Retail                                                             7,000          327,891        307,141      0.5
Hyundai Department Store Co., Ltd. ........................
  Department store chain

                                                               See notes to financial statements.


                                                    KOREA EQUITY FUND, INC.
                                             SCHEDULE OF INVESTMENTS--(continued)
                                                         April 30, 2005
                                                          (Unaudited)

                                                                                                                     % of
                                                                                                        Market        Net
                                                                          Shares         Cost           Value        Assets
                                                                         -------     -----------     -----------    --------
Shinsegae Co., Ltd. ...............................................        6,660      $1,426,328      $2,124,040        3.6
                                                                                     -----------     -----------    --------
  Department store chain
Total Retail ......................................................                    1,754,219       2,431,181        4.1
                                                                                     -----------     -----------    --------
Services
Daelim Industrial Co., Ltd. .......................................       14,500         540,826         716,929        1.2
  Civil engineering, architectural and plant construction
GSEngineering & Construction Corp. ................................       20,000         381,953         600,742        1.0
  Contract civil engineering and architectural works
Hanjin Shipping Co., Ltd. .........................................       22,700         515,466         621,512        1.1
  Marine transportation
Samsung Fire & Marine Insurance Co., Ltd. .........................       13,500         857,965         922,024        1.6
                                                                                     -----------     -----------    --------
  Non-life insurance
Total Services ....................................................                    2,296,210       2,861,207        4.9
                                                                                     -----------     -----------    --------

Telecommunications
SK Telecom Co., Ltd. ..............................................        7,860       1,425,754       1,288,848        2.2
                                                                                     -----------     -----------    --------
  Mobile telecommunications and paging services

Utilities
Korea Electric Power Corp. ........................................       23,000         485,002         666,633        1.1
                                                                                     -----------     -----------    --------
  Power supplier

TOTAL KOREAN EQUITY SECURITIES ....................................                  $37,880,900     $57,494,537       97.4
                                                                                     -----------     -----------    --------
TOTAL INVESTMENTS .................................................                  $37,880,900      57,494,537       97.4
                                                                                     -----------     -----------    --------
OTHER ASSETS LESS LIABILITIES, NET ................................                                    1,511,208        2.6
                                                                                                     -----------    --------
NET ASSETS ........................................................                                  $59,005,745     100.00
                                                                                                     -----------    --------

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public
Accounting Firm.
+Non-income producing security.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
GDR:Global depository receipt.
PFD:Preferred stock.

                                   Portfolio securities and foreign currency holdings were
                               translated at the following exchange rate as of April 30, 2005.

                               Korean won                    KRW                   997.10 = USD $1.00


                                              See notes to financial statements.


                                 KOREA EQUITY FUND, INC.
                            STATEMENT OF ASSETS AND LIABILITIES
                                      April 30, 2005
                                        (Unaudited)


ASSETS:
  Investments in securities, at market value (cost--$37,880,900).........................    $57,494,537
  Receivable for investments sold........................................................         82,290
  Receivable for dividends and interest, net of withholding taxes........................         99,528
  Cash and cash equivalents..............................................................      1,604,971
                                                                                             -----------
           Total Assets..................................................................     59,281,326
                                                                                             -----------

LIABILITIES:
  Payable for investments purchased......................................................         82,571
  Accrued management fee.................................................................         47,022
  Other accrued expenses.................................................................        145,988
                                                                                             -----------
           Total Liabilities.............................................................        275,581
                                                                                             -----------

NET ASSETS:
  Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
    100,000,000, par value $0.10 each)...................................................        840,900
  Paid-in capital........................................................................     79,885,512
  Accumulated net realized loss on investments and foreign currency transactions.........    (41,817,671)
  Unrealized net appreciation on investments and foreign exchange........................     19,617,313
  Accumulated net investment income......................................................        479,691
                                                                                             -----------
           Net Assets....................................................................    $59,005,745
                                                                                             ===========
  Net asset value per share..............................................................          $7.02
                                                                                             ===========

                                              See notes to financial statements.


                                                   KOREA EQUITY FUND, INC.
                                                   STATEMENT OF OPERATIONS
                                           FOR THE SIX MONTHS ENDED APRIL 30, 2005
                                                         (Unaudited)

INCOME:
Dividend income (less $222,085 withholding taxes)....................................      $1,112,489
Interest income......................................................................          12,078
                                                                                           ----------

           Total Income..............................................................                      $1,124,567
                                                                                                          -----------


EXPENSES:
Management fee.......................................................................         312,978
Legal fees...........................................................................         180,000
Custodian fees.......................................................................          41,400
Auditing and tax reporting fees......................................................          41,400
Shareholder reports..................................................................          38,700
Directors' fees and expenses.........................................................          28,800
Annual meeting expenses..............................................................          17,100
Registration fees....................................................................          12,600
Transfer agency fees.................................................................           8,100
Insurance expenses...................................................................           1,800
Miscellaneous fees...................................................................           5,400
                                                                                           ----------
        Total Expenses...............................................................                         688,278
        Waived management fee........................................................                         (43,402)
                                                                                                          -----------
        Net Expenses.................................................................                         644,876
                                                                                                          -----------
INVESTMENT INCOME--NET...............................................................                         479,691
                                                                                                          -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments.....................................................                       1,791,566
Net realized gain on foreign exchange................................................                         950,540
                                                                                                          -----------
Net realized gain on investments and foreign exchange................................                       2,742,106
                                                                                                          -----------
Change in net unrealized appreciation on investments.................................                       3,396,700
Change in net unrealized appreciation on translation of foreign currency and
   other assets and liabilities denominated in foreign currency......................                       3,639,112
                                                                                                          -----------
Net realized and unrealized gain on investments and foreign exchange.................                       9,777,918
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................                     $10,257,609
                                                                                                          ===========

                                              See notes to financial statements.


                                                   KOREA EQUITY FUND, INC.

                                              STATEMENT OF CHANGES IN NET ASSETS

                                                                                 For the Six
                                                                                 Months Ended          For the
                                                                                   April 30,          Year Ended
                                                                                     2005             October 31,
                                                                                 (Unaudited)             2004
                                                                                ---------------      -------------
FROM INVESTMENT ACTIVITIES:
    Net investment income (loss).......................................               $479,691          $(426,206)
    Net realized gain on investments...................................              1,791,566          4,408,068
    Net realized gain on foreign exchange..............................                950,540             22,142
    Change in net unrealized appreciation (depreciation) on investments              3,396,700        $(1,926,758)
    Change in net unrealized appreciation on translation of
       foreign currency and other assets and liabilities denominated in
       foreign currency................................................              3,639,112          1,466,743
                                                                                ---------------      -------------
    Increase in net assets derived from investment activities..........             10,257,609          3,543,989


NETASSETS:
    Beginning of period................................................             48,748,136         45,204,147
                                                                                ---------------      -------------
    End of period......................................................            $59,005,745        $48,748,136
                                                                                ===============      =============

                                              See notes to financial statements.


                                                   KOREA EQUITY FUND, INC.

                                          NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies                               debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of
     Korea Equity Fund, Inc. (the "Fund") is registered          purchase was 60 days or less, or by amortizing their value
under the Investment Company Act of 1940 as a                    on the 61st day prior to maturity if their term to maturity
non-diversified, closed-end investment management company.       at the date of purchase exceeded 60 days. Securities and
The Fund was incorporated in Maryland on September 7, 1993       other assets, including futures contracts and related
and investment operations commenced on December 3, 1993. The     options, are stated at market value or otherwise at fair
Fund's investment objective is to seek long-term capital         value as determined in good faith by or under the direction
appreciation through investments primarily in equity             of the Board of Directors of the Fund.
securities of South Korean equities. The following is a
summary of significant accounting policies followed by the       (b) Foreign Currency Transactions--Transactions denominated
Fund. In the opinion of management, all material                 in Korean won ("Won") are recorded in the Fund's records at
adjustments, consisting of normal recurring adjustments,         the prevailing rate at the time of the transaction. Asset
considered necessary for a fair presentation have been           and liability accounts that are denominated in Won are
included.                                                        adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes
     (a) Valuation of Securities--Investments traded on          in the exchange rate during the reporting period or upon
stock exchanges are valued at the last sale price on the         settlement of foreign currency transactions are included in
principal market on which such securities are traded as of       the results of operations for the current period. The net
the close of business on the day the securities are being        assets of the Fund are presented at the exchange rate and
valued or, lacking any sales, at the last available bid          market values at April 30, 2005. The Fund does not isolate
price. Securities traded in the over-the-counter market (as      that portion of the change in unrealized appreciation
opposed to the OTC market for foreign investors in South         (depreciation) included in the statement of operations
Korea) are valued at the last reported sales price as of the     arising as a result of changes in Won rates at April 30,
close of business on the day the securities are being valued     2005 on investments and other assets and liabilities. Net
or, if none is available, at the mean of the bid and offer       realized foreign exchange gains or losses include gains or
price at the close of the day or, if none is available, at       losses arising from sales of portfolio securities, sales and
the last reported sales price available to the Fund.             maturities of short-term securities, currency gains or
Securities for which market quotations are not readily           losses realized between the trade and settlement dates
available and certain restricted securities are valued in
good faith at fair value using methods determined by the
Board of Directors. Short-term




                                                   KOREA EQUITY FUND, INC.

                                   NOTES TO FINANCIAL STATEMENTS -- (Continued)(Unaudited)


on securities transactions, the difference between the                (d) Capital Account Reclassification--For the year
amounts of dividends, interest, and foreign withholding          ended October 31, 2004, the Fund's paid-in-capital was
taxes recorded on the Fund's books and the United States         decreased by $404,064 with a decrease in accumulated net
dollar equivalent of the amounts actually received or paid.      investment loss of $426,206 and a decrease in accumulated
Net unrealized foreign exchange gains or losses includes         net realized loss on investments and foreign currency
gains or losses arising from changes in the value of assets      transactions of $22,142. The adjustment was primarily a
and liabilities including investments in securities at April     result of the reclassification of net investment losses and
30, 2005, resulting from changes in the exchange rate.           foreign exchange gains and had no impact on net assets.

     (c) Security Transactions, Investment Income,                    (e) Income Taxes--A provision for U. S. income taxes
Distributions to Shareholders--Security transactions are         has not been made since it is the intention of the Fund to
accounted for on the trade date. Dividend income is recorded     qualify as a regulated investment company under the Internal
on the ex-dividend date and interest income is recorded on       Revenue Code and to distribute within the allowable time
the accrual basis. Realized gains and losses on the sale of      limit all taxable income to its shareholders.
investments are calculated on the identified cost basis.
                                                                      Under South Korean tax laws, a withholding tax is
     Distributions from net investment income and net            imposed on dividends and interest income at the rate of
realized capital gains are determined in accordance with         16.5% and 13.2%, respectively, and such withholding taxes
Federal income tax regulations, which may differ from U.S.       are reflected as a reduction of the related revenue. There
generally accepted accounting principles. To the extent          is no withholding tax on realized gains.
these "book/tax" differences are permanent in nature (i.e.,
that they result from other than timing of recognition--              (f) Subscription for New Shares--As part of their
"temporary"), such accounts are reclassified within the          annual corporate action matters, certain South Korean
capital accounts based on their Federal tax-basis treatment;     companies offer rights to their shareholders to subscribe to
temporary differences do not require reclassification.           new shares which are eligible for a portion of the dividends
Dividends and distributions which exceed net realized            paid on existing shares in the year of subscription. The
capital gains for financial reporting purposes, but not for      Fund normally subscribes to such new share offerings by
tax purposes, are reported as distributions in excess of net     South Korean companies.
realized capital gains.
                                                                      (g) Use of Estimates in Financial Statement
                                                                 Preparation--The preparation of financial statements in
                                                                 accordance with U.S. generally ac-




                                                   KOREA EQUITY FUND, INC.

                                   NOTES TO FINANCIAL STATEMENTS -- (Continued)(Unaudited)


cepted accounting principles requires management to make         2. Management Agreement and Transactions With Affiliated
estimates and assumptions that affect the reported amounts       Persons
and disclosures in the financial statements. Actual results
could differ from these estimates.                                    Nomura Asset Management U.S.A. Inc. (the "Manager")
                                                                 acts as the Manager of the Fund pursuant to a management
     (h) Concentration of Risk--A significant portion of the     agreement. Under the agreement, the Manager provides all
Fund's net assets consists of South Korean securities which      office space, facilities and personnel necessary to perform
involve certain considerations and risks not typically           its duties. Pursuant to such management agreement, the
associated with investments in the United States. In             Manager has retained its parent company, Nomura Asset
addition to the smaller size, less liquidity and greater         Management Co., Ltd. ("NAM"), as investment adviser for the
volatility, the South Korean securities market is less           Fund and effective July 24, 2001, the shareholders approved
developed than the U.S. securities market and there is often     NAM retaining its wholly-owned subsidiaries Nomura Asset
substantially less publicly available information about          Management- Hong-Kong Limited ("NAM-Hong-Kong") and Nomura
South Korean issuers than there is about U.S. issuers.           Asset Management Singapore Limited ("NAM-Singapore") as
Future economic and political developments in South Korea        investment sub-advisors for the Fund.
could adversely affect the liquidity or value, or both, of
securities in which the Fund is invested. Further, the Fund           As compensation for its services to the Fund, the
may be exposed to currency devaluation and other exchange        Manager receives a monthly fee computed daily, at the annual
rate fluctuations.                                               rate of 1.10% of the Fund's average weekly net assets.
                                                                 Effective June 30, 2000, the Manager voluntarily reduced its
     (i) Indemnifications--Under the Fund's organizational       management fee from 1.1% to 0.95% of the Fund's average
documents its officers and directors are indemnified against     weekly net assets. This reduction will remain in effect
certain liabilities arising from the performance of their        unless the Manager and the Board of Directors of the Fund
duties to the Fund. Additionally, in the normal course of        mutually agree to reinstate the full management fee. For
business, the Fund enters into contracts that contain a          services performed, NAM receives a monthly fee from the
variety of representations which provide general                 Manager at the annual rate of 0.55% of the average weekly
indemnifications. The Fund's maximum exposure under these        net assets of the Fund. Effective July 24, 2001 for services
agreements is unknown as this would involve future claims        performed, NAM-Hong Kong and NAM-Singapore received a
that may be made against the Fund that have not yet              monthly fee from NAM at an annual rate of 0.05% of
occurred. However, based on experience, the Fund expects the risk of loss to be remote.




                                                   KOREA EQUITY FUND, INC.

                                   NOTES TO FINANCIAL STATEMENTS -- (Continued)(Unaudited)


average weekly net assets of the Fund. On November 13, 2001,     3. Purchases and Sales of Investments
NAM delegated investment discretion over the Fund's assets
to NAM-Singapore. NAM now pays NAM-Singapore 0.25% of                 Purchases and sales of investments, exclusive of
average weekly net assets of the Fund. Under the management      investments in foreign currency and short-term securities,
agreement, the Fund paid or accrued fees, after the              for the six months ended April 30, 2005 were $8,671,219 and
voluntary waiver, to the Manager of $269,576 for the six         $8,754,777, respectively.
months ended April 30, 2005. This resulted in the Manager
absorbing $43,402 in Fund management fees for the six months     4. Federal Income Taxes
ended April 30, 2005. For the six months ended April 30,
2005, the Manager informed the Fund that NAM received fees            As of April 30, 2005, net unrealized appreciation on
of $156,071 from the Manager. In addition, NAM-Hong Kong and     investments, exclusive of short-term securities, for Federal
NAM-Singapore received fees of $15,649 and $78,245,              income tax purposes was $19,613,637 of which $20,049,284
respectively from NAM. At April 30, 2005, the fee payable to     related to appreciated securities and $435,647 related to
the Manager by the Fund was $47,022.                             depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at April 30, 2005 for
     Certain officers and/or directors of the Fund are           Federal income tax purposes was $37,880,900. During the year
officers and/or directors of the Manager. The Fund pays each     ended October 31, 2004, the Fund utilized capital loss
Director not affiliated with the Manager an annual fee of        carryforwards of $4,395,505. The Fund has a capital loss
$5,000 plus $500 per meeting attended, together with such        carryforward as of October 31, 2004 of approximately
Director's actual expenses related to attendance at              $44,559,777 of which $4,018,304 expires on October 31, 2005,
meetings. Such fees and expenses for the unaffiliated            $20,128,015 expires on October 31, 2006, $6,271,812 expires
Directors aggregated $28,800 for the six months ended April      on October 31, 2007, $7,181,610 expires on October 31, 2008
30, 2005.                                                        and $6,960,036 expires on October 31, 2009.


                                                   KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:


                                                          For the Six                      For the Year Ended
                                                          Months Ended                         October 31,
                                                         April 30, 2005      --------------------------------------------------
                                                          (Unaudited)         2004       2003       2002       2001       2000
                                                          -------------      -------   --------  --------   --------    -------
Net asset value, beginning of period..............                $5.80       $5.38      $4.28     $3.23      $3.52      $5.63
                                                          -------------      -------   --------  --------   --------    -------
  Net investment income@..........................                 0.06       (0.05)     (0.02)    (0.05)     (0.03)     (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency..............                 1.16        0.47       1.12      1.10      (0.26)     (2.08)
                                                          -------------      -------   --------  --------   --------    -------
  Total from investment operations................                 1.22        0.42       1.10      1.05      (0.29)     (2.11)
                                                          -------------      -------   --------  --------   --------    -------

Net asset value, end of period....................                $7.02       $5.80      $5.38     $4.28      $3.23      $3.52
                                                          =============      =======   ========  ========   ========    =======

Market value, end of period.......................                $6.52       $5.34      $4.65    $3.730      $2.620     $2.625
Total investment return+..........................                22.1%       14.8%      24.7%     42.4%       (0.2%)    (40.0%)
Ratio to average net assets/supplemental data:
  Net assets, end of period (000).................              $59,006     $48,748    $45,204   $36,022    $27,171    $29,578
  Operating expenses before waiver of a portion
    of the management fee.........................                 2.42%*      2.86%      2.46%     2.50%      3.36%      2.24%
  Operating expenses after waiver of a portion
    of the management fee.........................                 2.27%*      2.71%      2.31%     2.35%      3.12%      2.20%
  Net investment income...........................                 1.69%*     (0.89%)    (0.49%)   (1.10%)    (1.02%)    (0.60%)
  Portfolio turnover..............................                   16%         50%        58%       99%        37%        50%

@ Based on average shares outstanding.
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
*Annualized

                                              See notes to financial statements.

Board Review of the Current Management, Investment Advisory and Investment Sub-Advisory Agreements

     The Board of Directors of the Fund (the "Board") consists of six directors, five of whom are independent, or non-interested, directors (the "Independent Directors"). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the "Agreements") consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the "Manager"), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. ("NAM"), and sub-advisory agreements between NAM and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited.

     The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 10, 2004. In connection with their deliberations at that meeting and at meetings held on August 18, 2004 and October 29, 2004, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund's benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fees paid by the Manager or its parent to affiliated advisers and (iii) the profitability of the Agreements to the Fund's Manager and its affiliates. Certain Independent Directors also met with the Chief Investment Officer of NAM. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

     In approving the continuance of the Agreements at their meeting held on November 10, 2004, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Board in connection with their approval of the Agreements include the following:

     The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided by the Fund's Manager and its affiliates to the Fund and the resources dedicated by the Manager and its affiliates to the Fund. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

     Investment performance. The Board considered performance information provided by the Manager regarding the Fund's investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. The Manager also provided the Board with comparative performance information that they requested. Included in this information was data showing that the net asset value per share of the Fund increased 20.4% for the year ended September 30, 2004 and that the New York Stock Exchange price for shares of the Fund increased 35.4% during such period. The Board also reviewed information comparing the Fund's performance with the performance of the KOSPI (the Korea Composite Stock Price Index), the index considered by the Manager and the Board to most closely approximate the Fund's investments. The comparative information indicated that, for the one, three and five year periods ended August 31, 2004, the Fund's net asset value return slightly exceeded KOSPI's return, although the Fund underperformed the index for certain other periods. After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund's performance supported the continuance of the Agreements.

     The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered both the fee stated in the Fund's management agreement and the fact that the Manager had continued its voluntary reduction of the annual management fee from 1.10% to .95% of the Fund's average weekly net assets. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and its affiliates to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

     The Manager also provided the Board with information prepared by the Manager and its affiliates indicating the profitability of the Agreements to these respective advisers. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information.

     After reviewing the information described above, the Independent Directors concluded that the management fee charged to the Fund was reasonable and that the costs of these services and the profitability of the Agreements to the Manager and its affiliates supported the continuance of the Agreements.

     Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Fund had net assets of approximately $50 million at November 10, 2004 (the date the Agreements were most recently continued) and the Board did not identify any economies of scale realized by the Manager or its parent company or its affiliated sub-advisers. The Board also noted, as indicated above, that the Manager had voluntarily agreed to reduce the management fee until such time as the Board and the Manager mutually agree to reinstate the full management fee. The Board and the Manager reviewed the overall operating expenses of the Fund and agreed that management would continue its focus on ways to reduce the expenses incurred by the Fund.

     Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2005.

[PAGE INTENTIONALLY LEFT BLANK]

BOARD OF DIRECTORS
William G. Barker, Jr.
William K. Grollman
Hiroshi Terasaki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Yasushi Suzuki, President
Keiko Tani, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER                                          KOREA
Nomura Asset Management Co., Ltd.
1-12-1 Nihombashi, Chuo-ku
Tokyo 103-8260, Japan                                      Equity

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited                Fund, Inc.
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Investor Services
250 Royall Street
Canton, MA 02021                                     SEMI-ANNUAL REPORT

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019                               APRIL 30, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281
------------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Share-holders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, Ernst & Young, and accordingly, they express no opinion thereon.

ITEM 2.  CODE OF ETHICS
--------------------------------------------------------------------------------

 Not applicable to this semi-annual report


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
--------------------------------------------------------------------------------

Not applicable to this semi-annual report

--------------------------------------------------------------------------------

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
--------------------------------------------------------------------------------

 Not applicable to this semi-annual report


ITEM 6.  SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
--------------------------------------------------------------------------------

Not applicable to this semi-annual report

--------------------------------------------------------------------------------

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

This Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
--------------------------------------------------------------------------------

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
--------------------------------------------------------------------------------

Not applicable

--------------------------------------------------------------------------------

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS
--------------------------------------------------------------------------------

(a)(1)    Not applicable to this semi-annual report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3)    Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Yasushi Suzuki
---------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)

Date:  July 12, 2005
---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
---------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  July 12, 2005
---------------------------------